Exhibit 99.1

NEW AUG, LLC
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
New Aug, LLC
New York, New York

We have audited the accompanying balance sheet of New Aug, LLC as of December 31, 2009 and the statement of operations, members' equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. New Aug, LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of New Aug, LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Aug, LLC as of December 31, 2008 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PC
Houston, Texas
www.malone-bailey.com
September 29, 2009

NEW AUG, LLC
BALANCE SHEET
December 31, 2008
December 31,
2008
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$42,238
Marketable securities – trading securities	302,640
Accounts receivable	35,000
Total current assets	379,878

Property and equipment net of accumulated amortization of
$17,070	200,220

TOTAL ASSETS	$580,098

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$73,131
Accounts payable – related party	70,957
Deferred revenue	17,719
Deposits	348,000
Related party note payable	305,916
Total current liabilities	815,723

Long-term deferred revenue	18,750
Total liabilities	834,473

Members' EQUITY:
Members’ interest	263,569
Accumulated deficit	(517,944)
Total members' equity	(254,375)

TOTAL LIABILITIES AND MEMBERS' EQUITY	$580,098

See accompanying notes to financial statements.

NEW AUG, LLC
STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

2008

Revenue	$55,056

Cost of revenue:
Service delivery & operating costs	62,024

Total cost of revenue	62,024

Gross loss	(6,968)

Operating expenses:
Selling, general, and administrative	476,231
Amortization	17,070
Impairment	9,399

Total operating expenses	502,700

Operating loss	(509,668)

Other income (expense):
Interest expense	(6,916)
Net realized & unrealized gain (loss) on investment	(1,360)
Total other income (expense)	(8,276)

Net loss	$(517,944)

See accompanying notes to financial statements.

NEW AUG, LLC
STATEMENT OF MEMBERS’ EQUITY
YEAR ENDED DECEMBER 31, 2008
	Amount	Accumulated deficit	Total Members’ Equity

Balance, January 1, 2008	$—	$—	$—
Capital contributions	263,569	—	263,569
Net (loss)		(517,944)	(517,944)

Balance, December 31, 2008	$263,569	$(517,944)	$(254,375)

See accompanying notes to financial statements.

NEW AUG, LLC
STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2008

2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(517,944)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	17,070
Equity issued for services	4,176
Impairment	9,399
Realized loss on sale of marketable securities	32,560
Unrealized gain on marketable securities	(31,200)
Changes in operating assets and liabilities:
Receivables	(35,000)
Accrued interest	5,916
Accounts payable	73,131
Accounts payable – related party	70,957
Deferred revenue	36,469
Net cash used in operating activities	(334,466)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	44,000
Additions to property and equipment	(173,111)
Net cash used in investing activities	(129,111)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from contributed capital	205,815
Proceeds from related party note payable	300,000
Net cash provided by financing activities	505,815

NET CHANGE IN CASH AND CASH EQUIVALENTS	42,238
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-
CASH AND CASH EQUIVALENTS, END OF PERIOD	$42,238
NON CASH INVESTING AND FINANCING
Members’ equity interest issued for Augme, Inc. assets	$53,578
Modavox stock received as deposit on asset acquisition	348,000

See accompanying notes to financial statements.

NEW AUG, LLC
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2008

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

New Aug, LLC, doing business as Augme Mobile (the “Company”) was formed in the State of Delaware on January 7, 2008, as a limited liability company.  The Company offers a Web-based marketing platform that provides marketers, brands and advertising agencies the ability to create, deliver, manage and track interactive marketing campaigns targeting mobile consumers through traditional print advertising channels. The Company’s solution delivers interactive marketing content through traditional media channels to the mobile consumer on-demand.   The Company is headquartered in New York, New York.

As discussed in Note 8 to the financial statements, on July 14, 2009, one hundred percent (100%) of the business and assets of the Company were acquired by Modavox, Inc.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain significant accounting policies, as described in this note and elsewhere in the accompanying financial statements and notes.

Use of Estimates — The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. These accounting principles require management to make certain estimates, judgments and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The estimates, judgments and assumptions used in preparing the accompanying financial statements are based upon management’s evaluation of the relevant facts and circumstances as of the date of the financial statements. Although the Company regularly assesses the estimates, judgments and assumptions used in preparing these financial statements, actual results could differ from those estimates. Changes in estimates are recorded in the period in which they become known.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash in banks and all highly liquid investments with original maturities of three months or less at the time of purchase.

Allowance for Doubtful Accounts — The Company did not maintain an allowance for doubtful accounts related to its accounts receivables as of December 31, 2008, as management’s review of historical positive collection activity, lack of bad debt trends and aged accounts receivable balances did not support any recorded amount.

Property and Equipment — Property and equipment is recorded at cost.  As of December 31, 2008, property and equipment consisted solely of capitalized software development costs to be sold, leased or otherwise marketed in accordance with FASB No. 86.  Costs of developing software are expensed until technological feasibility has been established.  Thereafter, all costs are capitalized and are carried at the lower of unamortized cost or net realizable value.  These costs total $217,290 as of December 31, 2008 and are amortized on a straight-line basis over the estimated useful lives of the assets, which currently is three years resulting in amortization expense of $17,070 for the year ended December 31, 2008.

Long-lived Assets — The Company has adopted the provisions of Statement of Financial Accounting Standards No. 144 “Impairment or Disposal of Long-Lived Assets.” Under SFAS No. 144, the Company reviews its long-lived assets, including property and equipment, identifiable intangibles, and goodwill annually or whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. To determine recoverability of its long-lived assets, the Company evaluates the probability that future undiscounted net cash flows will be less than the carrying amount of the assets. The Company impaired $9,399 of patents in 2008 due to the Company’s decision to not use the patents.

Income Taxes — The Company, in accordance with guidelines and regulations contained in the Internal Revenue Code, has elected to be treated as a Limited Liability Company for federal and state income tax purposes. All profits, losses, and other items incurred from the operations of the Company are allocated to the members. Accordingly, the Company’s financial statements do not contain any provision for federal or state income taxes as of December 31, 2008.

Revenue recognition — The Company generates revenue from right to use fees and related charges on providing customers access to the Company’s proprietary, interactive web portal and technical support services.  Under certain contracts, incremental revenue may be earned upon reaching certain milestones.  The term of the contracts range from a couple of months to multi-year.  The Company follows the guidance of Securities and Exchange Commission Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition in Financial Statements, and Emerging Issues Task Force (“EITF”) Issue No. 00-03, Application of AICPA Statement of Position 97-2 to Arrangements that include the Right to Use Software Stored on Another Entity’s Hardware, which applies when customers do not have the right to take possession of the software and use it on another entity’s hardware. When there is evidence of an arrangement, the fee is fixed or determinable and collectability is deemed probable, the Company recognizes revenue over the subscription period as the services are delivered.  Additional revenue is recorded in the periods the milestone is achieved and for the amount specified per the terms of those contracts with such a provision.

Deferred Revenue — Amounts billed or collected in advance of the period in which the related service qualified for revenue recognition are recorded as deferred revenue.  The Company relieves the deferred revenue balance and records revenue when the services have been performed in accordance with the Company’s revenue recognition policy.

Recently Issued Accounting Pronouncements — In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (SFAS No. 141(R)). SFAS No. 141(R) applies to all transactions or other events in which an entity obtains control of one or more businesses. SFAS No. 141(R) establishes how the acquirer of a business should recognize, measure and disclose in its financial statements the identifiable assets and goodwill acquired, the liabilities assumed and any noncontrolling interest in the acquired business. SFAS No. 141(R) is applied prospectively for all business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early application prohibited. SFAS No. 141(R) did not have an impact on New Aug, LLC’s historical financial statements and will be applied to business combinations completed, if any, on or after January 1, 2009.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (SFAS No. 161). SFAS No. 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. This disclosure better conveys the purpose of derivative use in terms of the risks that the entity is intending to manage. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The adoption of SFAS No. 161 is not expected to have a material impact on New Aug’s financial statements.

In May of 2008, the FASB issued Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS No. 162). SFAS No. 162 identifies literature established by the FASB as the source for accounting principles to be applied by entities which prepare financial statements presented in conformity with generally accepted accounting principles (GAAP) in the United States. This statement is effective 60 days following approval by the SEC of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” This statement will require no changes in New Aug, LLC’s financial reporting practices.

NOTE 3 – INVESTMENT IN MARKETABLE SECURITIES

In December 2008, the Company received 200,000 shares of stock in Modavox, Inc. as a deposit against the purchase price as outlined in the Asset Purchase Agreement, as amended, between Modavox, Inc. (“Buyer”), New Aug, LLC (“Seller”).   These shares are classified as trading securities as defined in Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Certain Investments in Debt and Equity Securities and are carried at fair value with realized and  unrealized gains and losses included as a component of other income based on the specific identification method. Fair value is determined based on the quoted market price.

The value on the date the Company received the 200,000 shares was $348,000.  In December 2008, the Company sold 44,000 shares for $44,000 resulting in a realized loss of $32,560 on those shares.  As of December 31, 2008, 156,000 shares remained with a fair value of $302,640 resulting in an unrealized gain of $31,200.

NOTE 4 – RELATED PARTY TRANSACTIONS

During 2008, certain members and officers of New Aug, LLC provided services and were compensated as consultants to the Company.  Amounts outstanding to these members as of December 31, 2008 are reflected in related party accounts payable.

Additionally, during 2008, one member provided a loan to the Company, which is more fully described under Note 6.

NOTE 5 – DEPOSIT LIABILITY

As mentioned in Note 3, the Company received 200,000 shares of Modavox, Inc. stock on December 2, 2008.  As these shares represent a deposit against the purchase price as described in the Asset Purchase Agreement, as amended, between Modavox, Inc. (“Buyer”), New Aug, LLC (“Seller”) the value of the shares as of the date received is recorded as a deposit liability as of December 31, 2008.

NOTE 6 – SHORT TERM DEBT – RELATED PARTY

In July 2008, the Company entered into a convertible loan agreement with one of its members, whereby the member provided a loan to the Company in a principal amount of $300,000, which was provided in multiple deposits.  The loan bears interest using the simple interest method at the end of each month at an annual rate of prime plus two percent (2%) and the accrued interest is added to the loan balance.  The loan is convertible into a percentage of ownership interest at a 40% discount of the lower of the valuation of the LLC on the date of conversion or 5 million dollars. The loan has a maturity date of December 31, 2009 but can be extended by the member and has certain rights of conversion to members’ interest and for early repayment by the Company.

New Aug, LLC evaluated the convertible portion of the above debt at issuance under FAS 133 and EITF 00-19 for consideration of classification as a liability and derivative and determined both were not applicable. New Aug, LLC then evaluated the convertible portion under EITF’s 98-5, 00-27, and 08-04 for consideration of beneficial conversion feature and determined none existed.

NOTE 7 – MEMBERS’ INTEREST

During 2008, members’ interest consisted of $205,815 in unpaid consulting fees or unreimbursed expenses contributed to members’ interest, $53,578 as the fair value of assets acquired from one member, and $4,176 as equity for services.  These funds were used as working capital for the Company.

NOTE 8 – PURCHASE OF AUGME, INC. ASSETS

On February 1, 2008, the Company purchased the assets of Augme, Inc.  At the time of purchase, Augme, Inc. was not considered a business as it was a development stage enterprise.  The Company issued the sellers of Augme, Inc. 38.49% ownership in New Aug, LLC in exchange for software development costs of $44,702 and patents of $8,876 for a total of $53,578.

NOTE 9 – SUBSEQUENT EVENTS

 On July 14, 2009 (the “Closing Date”), Modavox, Inc. (the "Buyer" or “Modavox”) and New Aug, LLC (the “Seller” or the “Company”), a Delaware limited liability company doing business as Augme Mobile, entered into the Asset Purchase Agreement (“Asset Purchase Agreement”), which Asset Purchase Agreement amended the parties’ previously executed Plan of Reorganization and Stock Purchase Agreement effective as of January 16, 2009 (the “Agreement Date”).  Pursuant to the Asset Purchase Agreement, Modavox acquired, as of the same date, one hundred percent (100%) of the business and assets of New Aug, LLC in exchange for a total of 3,666,667 shares of Modavox common stock, 200,000 shares of which were previously issued to the Company as a non-refundable deposit on the sale pursuant to the parties’ Letter of Intent dated November 24, 2008. In addition, as part of the purchase price, Modavox funded $325,000 in operating cash to fund the Company’s business operations for the period commencing on the agreement date and ending on the Closing Date.